                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 29, 1997
                                                        ------------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


     1-13107                                                  73-1105145
     -------                                                  ----------
   (Commission                                             (IRS Employer
   File Number)                                          Identification No.)



      450 East Las Olas Boulevard
              Suite 1200
           Ft. Lauderdale, FL                                    33301
-----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code (954) 713-5200
                                                         --------------


                                    N.A.
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)
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Item 5. Other Events.

On September 29, 1997 Republic Industries, Inc. (the "Company") and Ameritech Corporation issued a joint press release to announce the Company's intention to sell substantially all assets of its security monitoring division to Ameritech Corporation for approximately $610 million. Consummation of the transaction is subject to government antitrust approval under Hart-Scott-Rodino.

The descriptions contained herein of the proposed sale of substantially all assets of the Company's security monitoring division is qualified in its entirety by reference to the Press Release dated September 29, 1997, attached hereto as Exhibit 99, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits.

                The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REPUBLIC INDUSTRIES, INC.




                                        By: /s/ James O. Cole
                                            --------------------------------
                                            James O. Cole
                                            Senior Vice President,
                                            General Counsel and Secretary



Date: September 29, 1997

                               REPUBLIC INDUSTRIES, INC.

                                   EXHIBIT INDEX


     Number and
Description of Exhibit
----------------------

        1.      None

        2.      None

        4.      None

       16.      None

       17.      None

       21.      None

       23.      None

       24.      None

       27.      None

       99.      Press Release, dated September 29, 1997.